UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MASSIMO GROUP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

April 29, 2026

Dear Stockholder:

You are cordially invited to attend Massimo Group’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) to be held on May 27, 2026 at 10:00 am Eastern Time/7:00 am Pacific Time. The formal meeting notice and proxy statement for the 2026 Annual Meeting are attached.

The 2026 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the 2026 Annual Meeting online, vote and submit your questions during the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.com/MAMO2026.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the 2026 Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, completing, dating, signing and returning the enclosed proxy card, so your shares will be represented at the 2026 Annual Meeting. Instructions on voting your shares are on the proxy card you received for the 2026 Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on May 26, 2026. If you attend the 2026 Annual Meeting online and wish to vote at the 2026 Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report for the year ended December 31, 2025 (the “Annual Report”) to stockholders. The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.massimomotor.com/.

Thank you for your continued support of, and interest in, Massimo Group.

Sincerely,

/s/ David Shan
David Shan
Executive Chairman of the Board of Directors
Garland, Texas
April 29, 2026

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE 2026 ANNUAL MEETING, WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE PROXY CARD AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE 2026 ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE 2026 ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE 2026 ANNUAL MEETING ONLINE AND VOTING DURING THE MEETING ONLINE.

ONCE YOU HAVE VOTED OR DELIVERED YOUR PROXY FOR THE 2026 ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND YOU MAY RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE 2026 ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Massimo Group

3101 W Miller Road

Garland, Texas 75041

(877) 881-6376

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 27, 2026
10:00 am Eastern Time/7:00 am Pacific Time

April 29, 2026

To our Stockholders:

Notice (this “Notice”) is hereby given that the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Massimo Group, a Nevada corporation (the “Company,” “Massimo Group,” “Massimo,” “our,” “we,” or “us”), will be held as a virtual meeting via live audio webcast on May 27, 2026, at 10:00 am Eastern Time/7:00 am Pacific Time for the following purposes, as more fully described in the accompanying proxy statement:

(1)	to elect four (4) directors to serve terms in accordance with the Company’s bylaws (the “Bylaws”);

(2)	to ratify the appointment of HHL LLP as our independent registered public accounting firm for the year ending December 31, 2026;

(3)	to obtain advisory approval of the Company’s executive compensation as set forth in the attached proxy statement;

(4)	to obtain advisory approval of the frequency of future advisory votes regarding the Company’s executive compensation; and

(5)	to consider and vote upon any other business that may properly come before the 2026 Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, a vote “FOR” each of Proposal 2 and Proposal 3, and a vote of “ONE YEAR” for Proposal 4.

Pursuant to the Bylaws, our Board has fixed the close of business on April 7, 2026 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2026 Annual Meeting and any adjournment thereof.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report for the year ended December 31, 2025 (the “Annual Report”) to stockholders. This proxy statement is first being mailed to the stockholders on or about April 29, 2026. The proxy statement and the Annual Report are also available on the Company’s website at https://www.massimomotor.com/.

You will be able to attend the 2026 Annual Meeting via live audio webcast by visiting Massimo’s virtual meeting website at www.virtualshareholdermeeting.com/MAMO2026 on May 27, 2026, at 10:00 am Eastern Time/7:00 am Pacific Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your proxy card that you received for the 2026 Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2026 Annual Meeting on the meeting website. Further instructions on how to attend and participate in the 2026 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the 2026 Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any stockholder attending the 2026 Annual Meeting may vote in person at the virtual meeting, even if you have already returned a proxy card or voting instruction card. Attendance at the 2026 Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

BY ORDER OF THE BOARD OF DIRECTORS OF MASSIMO GROUP

By:	/s/ David Shan
David Shan
Executive Chairman of the Board of Directors
Garland, Texas
April 29, 2026

i

Massimo Group

3101 W Miller Road

Garland, Texas 75041
(877) 881-6376

PROXY STATEMENT
FOR
2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

MAY 27, 2026

PROXY SOLICITATION

Your proxy is solicited by our Board of Directors (the “Board”) for the Massimo Group, a Nevada Corporation (“we,” “us,” “our,” “the Company,” “Massimo” or “our Company”) 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), to be held on May 27, 2026, at 10:00 am Eastern Time/7:00 am Pacific Time. The 2026 Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 3101 W Miller Road, Garland, Texas 75041, and the telephone number is (877) 881-6376.

At the 2026 Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	to elect four (4) directors to serve terms in accordance with the Company’s bylaws (the “Bylaws”);

(2)	to ratify the appointment of HHL LLP as our independent registered public accounting firm for the year ending December 31, 2026;

(3)	to obtain advisory approval of the Company’s executive compensation as set forth in the proxy statement;

(4)	to obtain advisory approval of the frequency of future advisory votes regarding the Company’s executive compensation; and

(5)	to consider and vote upon any other business that may properly come before the 2026 Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, a vote “FOR” each of Proposal 2 and Proposal 3, and a vote of “ONE YEAR” for Proposal 4.

Pursuant to our Bylaws, our Board has fixed the close of business on April 7, 2026 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2026 Annual Meeting and any adjournment thereof.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report for the year ended December 31, 2025 (the “Annual Report”) to stockholders. This proxy statement is first being mailed to the stockholders on or about April 29, 2026. The proxy statement and the Annual Report are also available on the Company’s website at https://www.massimomotor.com/.

You will be able to attend the 2026 Annual Meeting via live audio webcast by visiting Massimo’s virtual meeting website at www.virtualshareholdermeeting.com/MAMO2026 on May 27, 2026, at 10:00 am Eastern Time/7:00 am Pacific Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your proxy card. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2026 Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the 2026 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING

Why am I Receiving these Materials?

This proxy statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2026 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, this proxy statement, a proxy card, and our Annual Report.

What is the Purpose of the 2026 Annual Meeting?

This is the 2026 Annual Meeting of the Company’s Stockholders. At the meeting, you will be voting upon:

(1)	The election of four (4) directors to serve terms in accordance with the Company’s Bylaws;

(2)	The ratification of the appointment of HHL LLP as our independent registered public accounting firm for the year ending December 31, 2026;

(3)	The Company’s executive compensation as set forth in the attached proxy statement;

(4)	The frequency of future advisory votes regarding the Company’s executive compensation; and

(5)	Any other business that may properly come before the 2026 Annual Meeting or any adjournments or postponements thereof.

How does the Board Recommend I Vote?

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal 1, a vote “FOR” each of Proposal 2 and Proposal 3, and a vote of “ONE YEAR” for Proposal 4.

How do Proxies Work?

Our Board is asking for your proxy. This means that you authorize person(s) selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain an Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the Securities and Exchange Commission (“SEC”) has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the proxy statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice, the proxy statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

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To receive a separate copy of the Notice, the proxy statement and the Annual Report, you may contact us at the following address and phone number:

Massimo Group
3101 W Miller Road
Garland, Texas 75041
Attention: Corporate Secretary
Telephone: (877) 881-6376

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on April 7, 2026 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting or any adjournment thereof. You can vote at the 2026 Annual Meeting if you held shares of our common stock as of the close of business on the Record Date. On the Record Date, there were 41,640,950 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

A list of stockholders of record entitled to vote at the 2026 Annual Meeting will be available for inspection at our principal executive offices located at 3101 W Miller Road, Garland, Texas 75041 for a period of at least ten (10) days prior to the 2026 Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the 2026 Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Transhare Corporation, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the 2026 Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the 2026 Annual Meeting. If your shares are held in street name and you would like to vote your shares at the 2026 Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the 2026 Annual Meeting.

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How Do I Vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/MAMO2026. You will be able to attend the 2026 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2026 Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/MAMO2026. You will be able to attend the 2026 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2026 Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the 2026 Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2026 Annual Meeting and not revoked will be voted at the 2026 Annual Meeting as instructed by you in a proxy delivered before the 2026 Annual Meeting. If you return a signed proxy card but do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of each of the Director Nominees, “for” each of Proposal 2 and Proposal 3, “one year” for Proposal 4, and with regard to any other matters that may be properly presented at the 2026 Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

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Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the 2026 Annual Meeting, we must have a quorum. A quorum is present when the holders of a majority of the Company’s capital stock issued and outstanding and entitled to vote are present in person or represented by proxy. Thus, holders of a majority of the shares of common stock, representing at least 20,820,476 votes, must be represented in person or by proxy at the 2026 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2026 Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. Shares held by us in treasury are not considered outstanding or considered to be present at the 2026 Annual Meeting. If we are unable to obtain a quorum at the 2026 Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares on how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

Proposal 2 (the ratification of the appointment of HHL LLP as our independent registered public accounting firm) is a “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the 2026 Annual Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals. Abstentions are included for the purpose of determining whether a quorum has been reached.

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How Many Votes Are Needed for Each Proposal to Pass?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of four (4) directors	Plurality of the votes cast	No
(2)	Ratification of the appointment of HHL LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	A majority of the votes cast	Yes
(3)	Advisory approval of the Company’s executive compensation	A majority of the votes cast	No
(4)	Advisory approval of the frequency of future advisory votes regarding the Company’s executive compensation	A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy, you may vote in favor of or against the proposals, or you may abstain from voting on the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the 2026 Annual Meeting in accordance with the choices specified on the proxy card, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted FOR the approval of each of the Director Nominees in Proposal 1, FOR each of Proposals 2 and 3, and “ONE YEAR” for Proposal 4.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by (i) giving written notice to our administrator, (ii) delivering a properly completed, later-dated proxy card or vote instruction form to us or (iii) voting via the Internet at the 2026 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Massimo Group, 3101 W Miller Road, Garland, Texas 75041, Attention: Chief Executive Officer. Revocations of proxies must be received prior to the time of the 2026 Annual Meeting to serve as an effective revocation of that proxy.

Do I Have Appraisal Rights?

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the 2026 Annual Meeting.

How can I find out the Voting Results for the 2026 Annual Meeting?

Preliminary voting results will be announced at the 2026 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days after the meeting.

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GOVERNANCE OF THE COMPANY

Directors and Executive Officers

The following table sets forth information concerning our executive officers and directors and their ages as of the date of this proxy statement:

Name	Age	Position(s)
David Shan	60	Executive Chairman of the Board of Directors
Quenton Petersen	36	Chief Executive Officer
Crystal Mingqiu Xu	46	Chief Financial Officer
Paolo Pietrogrande	68	Director, Chair of Nominating and Corporate Governance Committee
Ting Zhu	56	Director, Chair of Audit Committee
Mark Sheffield	55	Director, Chair of Compensation Committee

The following is a brief description of the business experience of each director and officer of our Company during the past five years (and, in some cases, for prior years).

David Shan - Executive Chairman of the Board of Directors

David Shan founded Massimo Motor Sports on June 30, 2009. He served as Chief Executive Officer between 2009 and 2026, as Chairman of the Board of Directors between April 2024 and April 2026, and has served as Executive Chairman of the Board of Directors of the Company since April 2026. From January 2026 to March 2, 2026, Mr. Shan served as our Interim Chief Financial Officer. Since founding Massimo Motor Sports in 2009, he has designed and implemented the Company’s long-term business plan, and, over the years, he has led the Company to expand its product line to include a range of UTVs, ATVs, solar systems, electric coolers, and electric scooters. In 2018, Mr. Shan also founded Massimo Marine, a subsidiary of the Company that mainly focuses on manufacturing pontoon boats. Mr. Shan has consistently demonstrated his entrepreneurial spirit by successfully establishing, building, and managing multiple businesses. His track record as a business leader and operator exemplifies his entrepreneurial mindset and ability to identify opportunities, create value, and drive business growth. Mr. David Shan holds a bachelor’s degree in international trade from Qingdao Ocean University of China.

Qualifications: The Board has concluded that Mr. Shan’s extensive experience overseeing the day-to-day operations of Massimo Group, and his expert knowledge of the sport utility vehicle industry, qualifies him to serve on the Board of Massimo Group.

Quenton Petersen - Chief Executive Officer

Quenton Petersen has served as Chief Executive Officer of Massimo Group since April 2026. In this role, he is responsible for the Company’s overall operations, commercial strategy, and execution across its dealer, retail, and direct-to-consumer channels. Mr. Petersen has served as Vice President of the Company since March 1, 2025, where he led the Company’s commercial strategy, including sales, marketing, and channel expansion. During his tenure, he has played a key role in expanding the Company’s distribution network, strengthening relationships with national and regional partners, and improving coordination between sales execution and operational capabilities, contributing to more efficient inventory management and channel performance. Mr. Petersen joined Massimo Motor Sports in March 2018 and has held roles of increasing responsibility, including Sales and Marketing Manager and Director of Sales. Over this period, he has been actively involved in scaling the Company’s go-to-market strategy and supporting revenue growth across multiple channels. Prior to joining Massimo Motor Sports, Mr. Petersen served as Manager at Flow Wall from 2011 to 2016, where he led national retail expansion initiatives and developed partnerships with major retailers, including The Home Depot, Costco, and Amazon.

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Crystal Mingqiu Xu - Chief Financial Officer

Crystal Xu has served as Chief Financial Officer of Massimo Group since March 2026. Prior to joining the Company, from July 2021 to June 2025, Ms. Xu served as Financial Controller of Haoxi Health Technology Limited (Nasdaq: HAO), a Nasdaq-listed online marketing solutions provider, where she assisted the Chief Financial Officer in overseeing financial management, SEC reporting, internal controls, and coordination with external auditors. From July 2016 to May 2021, Ms. Xu served as Financial Director of Ebang International Holdings Inc. (Nasdaq: EBON), a Nasdaq-listed Bitcoin mining machine company, where she was responsible for financial reporting, audit coordination, and public company compliance. From February 2011 to June 2016, Ms. Xu served in various financial roles at Hailiang Education Group Inc., a formerly Nasdaq-listed education company, ultimately serving as Assistant to the Chief Financial Officer, supporting financial management, budgeting, and internal control improvements. In addition, Ms. Xu served as a senior audit manager at Marcum Bernstein & Pinchuk LLP from March 2009 to December 2010; was senior compliance manager at UTStarcom Holdings Corp. (Nasdaq: UTSI) from July 2008 to January 2009; and was an audit manager at KPMG from January 2006 to July 2008; and was a senior auditor at PricewaterhouseCoopers from August 2003 to January 2006. Ms. Xu holds a Bachelor’s degree in Finance from Guangdong University of Foreign Studies.

Paolo Pietrogrande - Independent Director, Chair of Nominating and Corporate Governance Committee

Paolo Pietrogrande has served as our independent director and chair of our Nominating and Corporate Governance Committee since April 2024. Since 2004, Mr. Pietrogrande has been the Managing Partner of Netplan Management Consulting, LLC, a U.S.-based executive advisory with a subsidiary in Italy, supporting individuals, organizations and companies in defining their goals and in executing action lists with effectiveness, integrity, social responsibility and passion. He also serves as Chairman of Trasporti Romagna, a leading low temperature logistic services provider in Italy, a position he has held since October 2024, and serves as Chairman of Edera Impresa Sociale, an R&D incubator for the civil construction industry, a position he has held since December 2020. Mr. Pietrogrande is also a director of various publicly listed companies. Mr. Pietrogrande received his doctorate degree in Chemical Engineering from Sapienza University of Rome, and he received a certificate in management of technology and innovation at California Institute of Technology.

Qualifications: The Board has concluded that Mr. Pietrogrande’s extensive international advisory and consulting experience, and his experience serving on boards of public companies, qualifies him to serve on the Board of Massimo Group.

Ting Zhu - Independent Director, Chair of Audit Committee

Ting Zhu has served as our independent director and chair of our Audit Committee since April 2024. Ms. Zhu is an active licensed certified public accountant in Texas since 2005. Prior to 2005, Ms. Zhu worked in various certified public accounting firms and industries, which include Pricewaterhouse Coopers, Zale Lipshy University Hospital, and Automatic Products Corporation. From 2007 until 2014, Ms. Zhu was one of the founders of First Home Improvement, a trading company. In 2010, she founded Spring Creek Tax Services. Spring Creek Tax Services provides tax compliance services for small- to middle-size businesses and individuals, but is not a licensed certified public accounting firm.

Qualifications: The Board has determined that Ms. Zhu’s substantial public company tax and accounting experience, qualifies her to serve on the Board of Massimo Group.

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Mark Sheffield - Independent Director Nominee, Chair of Compensation Committee

Mark Sheffield has served as our independent director and chair of our Compensation Committee since April 2024. Since 2006, Mr. Sheffield has been a strategic advisor for Woods Cycle Country, a dealership in Texas for goods in the Powersports Vehicles and Boat Industry, including motorcycles, ATVs, and watercraft. Since 2016, Mr. Sheffield has also been a powersports, recreational vehicle, and marine business consultant for Spader Business Management/NCM Associates. Mr. Sheffield currently serves on the Board of Directors of the Texas Motorcycle Dealer Association and the National Powersports Dealer Association, advocacy groups for dealers in the Powersports Vehicles and Boat Industry. Mr. Sheffield has also worked with other dealers, including America’s Powersports, Honda of Houston, and Woods Indian Motorcycle.

Qualifications: The Board has determined that Mr. Sheffield’s substantial experience in the powersports vehicle and boat industry qualifies him to serve on the Board of Massimo Group.

Board of Directors and Committees

Our Board consists of four directors, including one executive director and three independent directors. We also have established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee under the Board. We have adopted a charter for each of the three committees. Each of the committees of our Board shall have the composition and responsibilities described below.

Board Committees and Meetings

The Board held four meetings during fiscal year 2025. No director attended fewer than 75% of the aggregate number of all meetings of the Board and committees on which he or she served during fiscal year 2025. The Company expects the directors to attend the 2026 Annual Meeting either online or by conference call.

Family Relationships

Except as disclosed herein, none of the directors or executive officers have a family relationship as defined in Item 401 of Regulation S-K.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executives has, during the past ten years, been involved in any legal proceedings in subscription (f) of Item 401 of Regulation S-K.

Controlled Company Status

A controlled company is a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. We are a controlled company because David Shan, our Executive Chairman of the Board of Directors, holds more than 50% of our voting power.

Therefore, for so long as we remain a controlled company, we technically qualify and are eligible to be exempted from the obligation to comply with certain Nasdaq corporate governance requirements, however, we do not currently plan to take advantage of the exemptions provided to controlled companies, which include:

●	a Board that is not required to be comprised of a majority of independent directors;

●	a Board that is not subject to the compensation committee requirement; and

●	a Board that is not subject to the requirements that director nominees be selected either by the independent directors or a nomination committee comprised solely of independent directors.

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The controlled company exemptions do not apply to the audit committee requirement or the requirement for executive sessions of independent directors. We are required to disclose in our annual report that we are a controlled company and the basis for that determination. Although we do not currently plan to take advantage of the exemptions provided to controlled companies, we may in the future decide to take advantage of such exemptions.

Role of the Board in Risk Oversight

The Board is responsible for assessing the risks facing our Company and considers risk in every business decision and as part of our overall business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk, and that strategic and appropriate risk-taking is essential for us to successfully compete in our industry and in the global market and to achieve our growth and profitability objectives. Effective risk oversight, therefore, is an important priority of the Board.

While the Board oversees our risk management, management is responsible for day-to-day risk management processes. Our Board expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies that are adopted by the Board. The Board reviews and adjusts our risk management strategies at regular intervals and as needed.

Code of Business Conduct

Our Board has adopted a code of business conduct and ethics (the “Code of Business Conduct”) to ensure that our business is conducted in a consistently legal and ethical manner. Our policies and procedures cover all major areas of professional conduct, including employee policies, conflicts of interest, protection of confidential information, and compliance with applicable laws and regulations. The Code of Business Conduct is available at our website at www.massimomotor.com. The reference to our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. We intend to disclose future amendments to certain provisions of our Code of Business Conduct, or waivers of these provisions, on our website or in public filings.

Board Committees

Our Board has appointed an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, and has adopted charters for each.

Audit Committee

The Audit Committee consists of Ting Zhu, Paolo Pietrogrande and Mark Sheffield, with Ting Zhu serving as Chair. The Audit Committee assists the Board in discharging its responsibilities relating to the financial management of our Company and oversight of our accounting and financial reporting, our independent registered public accounting firm and its audits, our internal financial controls and the continuous improvement of our financial policies and practices. In addition, the Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The responsibilities of the Audit Committee, which is set forth in its charter, include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

●	establishing policies and procedures for the receipt and retention of accounting-related complaints, whistleblowers, and concerns; and

●	reviewing and approving any related party transactions.

Our Audit Committee complies with all applicable requirements of the SEC and the listing requirements of Nasdaq. We intend to comply with future requirements to the extent they become applicable to us.

The Audit Committee held four meetings in fiscal year 2025.

Compensation Committee

Our Compensation Committee consists of Mark Sheffield, Ting Zhu, and Paolo Pietrogrande, with Mark Sheffield serving as Chair. The Compensation Committee assists the Board in setting and maintaining our compensation philosophy and in discharging its responsibilities relating to executive and other human resources hiring, assessment and compensation, and succession planning. The responsibilities of the Compensation Committee, which are set forth in its charter, include:

●	reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer;

●	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

●	determining the compensation of all our other officers and reviewing periodically the aggregate amount of compensation payable to such officers;

●	overseeing and making recommendations to the Board with respect to our incentive-based compensation and equity plans; and

●	reviewing and making recommendations to the Board with respect to director compensation.

The composition of our Compensation Committee complies with all applicable requirements of the SEC and the listing requirements of Nasdaq. We intend to comply with future requirements to the extent they become applicable to us.

The Compensation Committee held one meeting in fiscal year 2025.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Paolo Pietrogrande, Mark Sheffield and Ting Zhu, with Paolo Pietrogrande serving as Chair. The responsibilities of the Nominating and Corporate Governance Committee, which is set forth in its charter, includes:

●	making recommendations to the Board regarding the size and composition of the Board;

●	recommending qualified individuals as nominees for election as directors;

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●	reviewing the appropriate skills and characteristics required of director nominees;

●	establishing and administering a periodic assessment procedure relating to the performance of the Board as a whole and its individual members; and

●	periodically reviewing the corporate governance guidelines and supervising the management representative charged with implementing our corporate governance procedures.

The composition of our Nominating and Corporate Governance Committee complies with all applicable requirements of the SEC and the listing requirements of Nasdaq. We intend to comply with future requirements to the extent they become applicable to us. The Nominating and Corporate Governance Committee held one meeting in fiscal year 2025.

Insider Trading Policy

On March 25, 2024, we adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, requires our directors and certain of our officers, as well as persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports with the SEC. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent shareholders, except the following, were complied with during the fiscal year ended December 31, 2025:

Name	Form	Number of Shares
Mark Sheffield	Form 4	50
Quenton Petersen	Form 3	-
Paolo Pietrogrande	Form 4	2,250

Director Independence

Our Board has reviewed the independence of our directors, applying the Nasdaq independence standards. Based on this review, the Board determined that each of Ting Zhu, Paolo Pietrogrande and Mark Sheffield are “independent” within the meaning of Item 7(d)(3)(iv)(B) of Schedule 14A under the Exchange Act, and as defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. In making this determination, our Board considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board deemed relevant in determining their independence.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with the Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, the Board will continue to monitor whether it would be appropriate to adopt such a process.

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BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2026, based on information obtained from the persons named below, with respect to the beneficial ownership common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

●	each of our executive officers and directors that beneficially owns our common stock; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 41,640,950 shares of our common stock issued and outstanding as of March 31, 2026.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person (for example, upon the exercise of options or warrants) within 60 days following March 31, 2026 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

The address of each holder listed below, except as otherwise indicated, is c/o 3101 W Miller Road, Garland, Texas 75041.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned
Executive Officers and Directors
David Shan	32,160,000	77.23%
Crystal Mingqiu Xu(1)	-	*
Paolo Pietrogrande	9,000	*
Ting Zhu	9,000	*
Mark Sheffield	9,000	*
Quenton Petersen	-	-
All directors and executive officers as a group (6 persons)	32,320,334	77.62%
5% Stockholders
-	-	-

*	Represents beneficial ownership of less than 1%.
(1)	Crystal Mingqiu Xu joined our Company as our Chief Financial Officer, effective as of March 2, 2026.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following are transactions in the fiscal year ended December 31, 2025 and until the date of this proxy statement, between us and enterprises that directly or indirectly through one or more intermediaries, control or are controlled by, or are under common control with: (a) us, (b) our directors; (c) individuals owning, directly or indirectly, an interest in the voting power of the Company that gives them significant influence over the Company, and close members of any such individual’s family; (d) key management personnel, that is, those persons having authority and responsibility for planning, directing and controlling the activities of the Company, including senior management of companies and close members of such individuals’ families; and (e) enterprises in which a substantial interest in the voting power is owned, directly or indirectly, by any person described in (c) or (d) or over which such a person is able to exercise significant influence.

Our Audit Committee reviews all related party transactions on an ongoing basis and all such transactions be approved by the Audit Committee. In determining whether to approve a related party transaction, the Audit Committee shall consider, among other factors, the following factors to the extent relevant to the related party transaction:

●	whether the terms of the related party transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for the Company to enter into the related-party transaction;

●	whether the related party transaction would impair the independence of an outside director;

●	whether the related party transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or the related party, the direct or indirect nature of the director’s, executive officer’s or the related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant; and

●	any pre-existing contractual obligations.

The following are the major related parties and their relationships with us:

Name of Related Party	Relationship to the Company
David Shan	Controlling shareholder and Executive Chairman of the Board of the Company
Miller Creek Holdings LLC	Controlled by David Shan
Vessel Technology Inc	Controlled by David Shan

As of December 31, 2025, loan from a related party consists of the following:

December 31, 2025

Loan from David Shan, opening balance	$5,545,548
Repayment	(3,546,459)
Capital dividend declared	-
Loan from David Shan, ending balance	$2,000,089
Non-current	-
Current	$2,000,089

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On January 3, 2024, the Company entered into an unsecured loan agreement with Mr. David Shan, the Executive Chairman of the Board, to change the payment term from due on demand to due on January 3, 2029. This unsecured loan was required by MidFirst Bank when the Company renewed the line of credit on January 3, 2024. On May 13, 2024, the line of credit with MidFirst Bank was closed and the Company obtained a new line of credit with Cathay Bank, which did not have such requirement. The Company made repayment totaling $3,546,459 towards this loan during the year ended December 31, 2025. The Company intends to continue repayments of the loan from Mr. Shan for the next twelve months. Consequently, the outstanding balance has been reclassified from non-current liabilities to current liabilities as of December 31, 2025.

On August 1, 2018, the Company signed a lease agreement with Miller Creek Holdings LLC, a related party owned by Mr. Shan to rent the warehouse and office space of total 220,000 square feet for a monthly rent of $40,000. The lease expired on July 31, 2021 and was renewed for another three years, expiring on July 31, 2024, with monthly rent of $60,000. On August 1, 2024, the lease was further renewed for another five years and expired on July 31, 2029 with monthly rent of $145,750. On April 29, 2023, the Company signed another lease agreement with Miller Creek Holdings LLC, to rent the warehouse and office space of total 66,000 square feet for monthly rent of $35,000 used for its operation. The lease expires on April 30, 2026. On May 1, 2024, the Company signed another two lease agreements with Miller Creek Holdings LLC, to rent additional warehouse and office space of 60,000 square feet and 30,000 square feet for monthly rent of $33,000 and $16,500, respectively. This additional space is being used to support the Company’s growing inventory, and was newly constructed by Miller Creek Holdings LLC specifically for the Company’s use. The rent paid by the Company for this space is below current market rates. The leases will expire on August 31, 2029. The Company also had multiple lease agreements for machinery, office equipment and vehicles. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

The Company recorded rent expense of $2,110,213 for the fiscal year ended December 31, 2025 in connection with lease arrangements.

In connection with the Company’s bank borrowing, Mr. Shan and Miller Creek Holdings LLC provided an unlimited guarantee to the Company’s bank loan.

On January 3, 2024, Massimo Motor Sports signed a renewal agreement with MidFirst Bank. Under the agreement, Mr. David Shan, the controlling shareholder, Miller Creek Holdings LLC and Massimo, the holding company of Massimo Motor provided unlimited guarantee to the Company’s bank loan. On May 13, 2024, the credit facility was closed due to transferring to Cathay Bank as mentioned above), and all guarantees were released and transferred to Cathay Bank.

On May 13, 2024, the Company’s subsidiary Massimo Motor Sports obtained a line of credit from Cathay Bank, pursuant to which the Company has the availability to borrow a maximum $15.0 million out of this line of credit for one year at the U.S. prime rate + 0.75%. Before then, the Company had a line of credit of maximum $10.0 million from MidFirst Bank, which is cancelled upon the grant of the line of credit from Cathay Bank. The Company uses this line of credit primarily for issuing letters of credit, rather than ongoing cash borrowing. As a result, as of December 31, 2024 and 2025, the outstanding balance was $nil and $nil. This line of credit is also personally guaranteed by Mr. David Shan, the controlling shareholder. This line of credit is pledged by the Company’s accounts receivable, deposit accounts, equipment and inventories.

Statement of Policy

All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

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To the best of our knowledge, during the past three fiscal years, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $120,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

Director Independence

Our common stock is listed on Nasdaq. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s Board of Directors, and each member of a listed company’s audit, compensation and nominating and corporate governance committees, be independent. Our Board has determined that Paolo Pietrogrande, Ting Zhu and Mark Sheffield do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and such directors are “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3, described below.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, subject to the transition rule that is applicable to a newly public company. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee accept, directly or indirectly, receive any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

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REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act, that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the Nasdaq Stock Market). The Audit Committee operates under a written charter, which is available at www.massimomotor.com and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2025.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the Nasdaq Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board:

Ting Zhu, Chair
Paolo Pietrogrande
Mark Sheffield

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PROPOSAL 1:
ELECTION OF NOMINEE DIRECTORS

Four Nominee Directors are to be elected at the meeting to serve until the 2027 annual meeting of stockholders and until their respective successors shall have been elected and have qualified or until their earlier resignation or removal. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the four (4) nominees listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of a board of directors requires a plurality of the votes cast at the 2026 Annual Meeting at which a quorum is present.

Directors Standing for Election:

The following table sets forth the four nominees for membership on the Board. It also provides certain information about the nominees as of the Record Date.

Name	Age	Position(s)
David Shan	60	Executive Chairman of the Board of Directors
Paolo Pietrogrande	68	Director, Chair of Nominating and Corporate Governance Committee
Ting Zhu	56	Director, Chair of Audit Committee
Mark Sheffield	55	Director, Chair of Compensation Committee

David Shan - Executive Chairman of the Board of Directors

David Shan founded Massimo Motor Sports on June 30, 2009. He served as Chief Executive Officer between 2009 and 2026 and has served as Executive Chairman of the Board of the Company since April 2026. From January 2026 to March 2, 2026, Mr. Shan served as our Interim Chief Financial Officer. Since founding Massimo Motor Sports in 2009, he has designed and implemented the Company’s long-term business plan, and, over the years, he has led the Company to expand its product line to include a range of UTVs, ATVs, solar systems, electric coolers, and electric scooters. In 2018, Mr. Shan also founded Massimo Marine, a subsidiary of the Company that mainly focuses on manufacturing pontoon boats. Mr. Shan has consistently demonstrated his entrepreneurial spirit by successfully establishing, building, and managing multiple businesses. His track record as a business leader and operator exemplifies his entrepreneurial mindset and ability to identify opportunities, create value, and drive business growth. Mr. David Shan holds a bachelor’s degree in international trade from Qingdao Ocean University of China

Ting Zhu - Independent Director, Chair of Audit Committee

Ting Zhu has served as our independent director and chair of our Audit Committee since April 2024. Ms. Zhu is an active licensed certified public accountant in Texas since 2005. Prior to 2005, Ms. Zhu worked in various certified public accounting firms and industries, which include Pricewaterhouse Coopers, Zale Lipshy University Hospital, and Automatic Products Corporation. From 2007 until 2014, Ms. Zhu was one of the founders of First Home Improvement, a trading company. In 2010, she founded Spring Creek Tax Services. Spring Creek Tax Services provides tax compliance service for small- to middle-size businesses and individuals. It is not a licensed certified public accounting firm.

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Paolo Pietrogrande - Independent Director, Chair of Nominating and Corporate Governance Committee

Paolo Pietrogrande has served as our independent director and chair of our Nominating and Corporate Governance Committee since April 2024. Since 2004, Mr. Pietrogrande has been the Managing Partner of Netplan Management Consulting, LLC, a U.S.-based executive advisory with a subsidiary in Italy, supporting individuals, organizations and companies in defining their goals and in executing action lists with effectiveness, integrity, social responsibility and passion. He also serves as Chairman of Trasporti Romagna, a leading low temperature logistic services provider in Italy, a position he has held since October 2024, and serves as Chairman of Edera Impresa Sociale, an R&D incubator for the civil construction industry, a position he has held since December 2020. Mr. Pietrogrande is also a director of various publicly listed companies. Mr. Pietrogrande received his doctorate degree in Chemical Engineering from Sapienza University of Rome, and he received a certificate in management of technology and innovation at California Institute of Technology.

Mark Sheffield - Independent Director, Chair of Compensation Committee

Mark Sheffield has served as our independent director and chair of our Compensation Committee since April 2024. Since 2006, Mr. Sheffield has been a strategic advisor for Woods Cycle Country, a dealership in Texas for goods in the Powersports Vehicles and Boat Industry, including motorcycles, ATVs, and watercraft. Since 2016, Mr. Sheffield has also been a powersports, recreational vehicle, and marine business consultant for Spader Business Management/NCM Associates. Mr. Sheffield currently serves on the Board of Directors of the Texas Motorcycle Dealer Association and the National Powersports Dealer Association, advocacy groups for dealers in the Powersports Vehicles and Boat Industry. Mr. Sheffield has also worked with other dealers, including America’s Powersports, Honda of Houston, and Woods Indian Motorcycle.

Director Compensation

The following table sets forth a summary of compensation for the fiscal year ended December 31, 2025 that we paid to each director. No other or additional compensation for services was paid to any of the directors.

	Fees Earned or Paid in Cash ($)	Stock Compensation ($)(1)	Option Compensation ($)(1)	Total ($)
Paolo Pietrogrande	-	$21,243	$-	$21,243
Ting Zhu	-	$21,243	$-	$21,243
Mark Sheffield	-	$21,243	$-	$21,243

(1)	The amounts in these columns represent the grant date fair values of the awards calculated in accordance with ASC Topic 718. Please refer to Note 17 to the consolidated financial statements for the year ended December 31, 2025, contained in our Annual Report for the assumptions used in the calculation of grant date fair values pursuant to FASB ASC Topic 718.

Under applicable Nevada law, the election of each nominee requires the affirmative vote by plurality of the votes cast at the 2026 Annual Meeting at which a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE ABOVE-MENTIONED NOMINEES UNDER THIS PROPOSAL 1.

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PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed HHL LLP to serve as our independent registered public accounting firm for the year ending December 31, 2026.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders. If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

We have been advised by HHL LLP that neither the firm nor any of its associates had any relationship during the last fiscal year with our Company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of HHL LLP are not expected to attend the 2026 Annual Meeting and therefore are not expected to be available to respond to any questions. As a result, representatives of HHL LLP will not make a statement at the 2026 Annual Meeting.

Fees Paid to Auditor

The following table sets forth the fees for professional services rendered by ZH CPA, LLC for the fiscal year ended December 31, 2024, and by HHL LLP for the fiscal year ended December 31, 2025.

	HHL LLP Fiscal year ended December 31,		ZH CPA, LLC Fiscal year ended December 31
	2025	2024	2025	2024
Audit fees[1]	$130,000	-	-	300,000
Audit-related fees[2]	-	-	-	-
Tax fees	-	-	-	-
All other fees	-	-	-	-
Total fees	$130,000	-	-	300,000

1.	Audit fees consist of fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Form 10-Q and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
2.	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2025 and 2024. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the votes cast at the 2026 Annual Meeting is required for the ratification of the appointment of HHL LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Both abstentions and broker non-votes will not have the effect of a vote against this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF HHL LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026 UNDER THIS PROPOSAL 2.

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PROPOSAL 3:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Exchange Act, we are requesting stockholder approval of a non-binding advisory resolution approving the compensation of our named executive officers as disclosed in this proxy statement.

The primary objectives of our executive compensation program are to successfully recruit, motivate and retain experienced and talented executives, provide competitive compensation arrangements that are tied to corporate and individual performance, align the financial interests of our executives with those of our stockholders, and drive superior, sustained stockholder value.

As discussed further in this proxy statement, our 2025 compensation decisions focused primarily on the need to hire, motivate, and reward our executive team. To address executive retention and motivation objectives, our executives participate in our incentive plan.

See the “Executive Compensation” section of this proxy statement below and the related tables and narrative disclosure for additional information regarding our compensation program for the named executive officers.

Although this advisory resolution is non-binding, the Board values input from stockholders on our executive compensation program. Our Compensation Committee will review and consider the voting results for this proposal in making future decisions concerning our executive compensation program. The proposal to approve, on an advisory basis, the compensation of our named executive officers will be approved if a majority of the votes cast by stockholders present in person or represented by proxy at the 2026 Annual Meeting and entitled to vote thereon vote in favor of the proposal.

Under the Board’s current policy, stockholders are given an opportunity to cast an advisory vote on this subject annually, with the next opportunity occurring in connection with the Company’s annual meeting of stockholders in 2027.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding our executive officers as of the date hereof.

Name	Age	Position(s)
David Shan (1)	60	Executive Chairman of the Board of Directors, former Chief Executive Officer
Quenton Petersen (2)	36	Chief Executive Officer
Crystal Mingqiu Xu	46	Chief Financial Officer

(1)	On April 14, 2026, Mr. David Shan ceased to serve as Chief Executive Officer of the Company but will retain the role as executive chairman of the Board.

(2)	Effective April 14, 2026, Mr. Quenton Petersen, the Company’s then vice president, was appointed to the position of Chief Executive Officer of the Company.

There are no arrangements or understandings between any executive officer and any other person pursuant to which such executive officer was or is to be selected as an officer.

Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2025, and 2024. Individuals we refer to as our “named executive officers” include (i) all individuals serving as our Chief Executive Officer during the fiscal year ended December 31, 2025; (ii) our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of the fiscal year ended December 31, 2025, whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2025 and (iii) our most highly compensated executive officer other than our Chief Executive Officer who served as an executive officer during the fiscal year ended December 31, 2025 but not at the end of the fiscal year ended December 31, 2025 whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2025.

Name and Principal Position	Year	Salary $	Bonus $	Option Based Awards(6) $	Stock Awards(5) $	Other Compensation $	Total $
David Shan, Then Chief Executive Officer, Interim Chief Financial Officer, and Chairman of the Board*(1)	2024	236,527	-	100,007	176,850	-	505,134
	2025	135,057	-	-	-	-	-
Dr. Yunhao Chen Chief Financial Officer*(2)	2024	200,010	-	62,091	400,958	-	663,059
	2025	200,010	-	51,696	76,099	-	327,805
Quenton Petersen, Chief Executive Officer (3)	2024	109,237	-	-	11,640	63,455	184,332
	2025	257,618	-	-	-	-	257,618
Michael Smith Then Vice President(4)	2024	230,950	-	62,091	117,901	316,200	714,852
	2025	216,396	-	-	-	-	216,396

*	Effective January 16, 2026, Dr. Yunhao Chen resigned as Chief Financial Officer and Director of the Company. Subsequently, Crystal Mingqiu Xu joined the Company as its Chief Financial Officer, effective as of March 2, 2026.
(1)	In 2025, Mr. Shan received a salary of $135,057 from Massimo Motor Sports and $nil from Massimo Marine. In 2024, Mr. Shan received a salary of $125,007 from Massimo Motor Sports and $111,520 from Massimo Marine.
(2)	The compensation in the table reflects salary paid by Massimo Motor Sports to Dr. Chen as of December 31, 2025.
(3)	Mr. Petersen was appointed to serve as Chief Executive Officer of Massimo Group on April 14, 2026. Prior to that, Mr. Petersen served as Vice President of Massimo Motor Sports until October 25, 2023, and was later appointed to the position of Vice President for Massimo Group on March 1, 2025. The compensation in the table reflects salary paid by Massimo Motor Sports and Massimo Group to Mr. Peterson.
(4)	In 2025, Mr. Smith received a salary of $216,396 from Massimo Motor Sports and $nil from Massimo Marine. In 2024, Mr. Smith received a salary of $120,005 from Massimo Motor Sports, a salary of $110,945 from Massimo Marine, and a commission of $316,200 from Massimo Marine. Mr. Smith served as Vice President of Massimo Motor Sports until March 1, 2025.
(5)	Amounts shown represent the aggregate full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. The assumptions made in the calculation of these amounts are contained in Note 17 to the Company’s audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2025.
(6)	Amounts shown represent the aggregate grant date fair value of options granted in May 2024 calculated in accordance with FASB ASC Topic 718 subject to various vesting periods. Assumptions used in the calculation of these amounts are included in the Note 17 of the Company’s audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2025.

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Director and Officer Liability Insurance

We have purchased director and officer liability insurance that provides financial protection for our directors and officers in the event that they are sued in connection with the performance of their services and also provides employment practices liability coverage, which insures for harassment and discrimination suits.

Compensation Pursuant to Agreements and Plans

Employment Agreements

We have entered into employment agreements with David Shan our Executive Chairman and former Chief Executive Officer, our Chief Executive Officer (formerly our Vice President), our current Chief Financial Officer, and our former Chief Financial Officer and our former Vice President. Agreement with David Shan

We entered into an employment agreement, effective June 1, 2023, with Mr. David Shan, our Executive Chairman who as then also serving as Chief Executive Officer. The agreement provides for at-will employment, an annual base salary of $275,000, and a discretionary annual bonus opportunity. Mr. Shan’s total compensation also includes a grant of Company stock under the Company’s Equity Incentive Plan, as amended (the “Incentive Plan”).

Under this employment agreement, Mr. Shan agreed to customary confidentiality and intellectual property assignment provisions and, during the employment term and for a period of 12 months following termination of his employment with the Company, to refrain from (i) soliciting the Company’s employees or independent contractors or (ii) competing against the Company’s business. Mr. Shan has also agreed to a non-disparagement restriction. The Company agreed to customary indemnification provisions and to provide directors and officers liability insurance coverage during Mr. Shan’s employment and for a six-year term thereafter. Mr. Shan voluntarily resigned as Chief Executive Offering in April 2026, with no disagreements reported regarding Company operations. Mr. Shan retains the role of Executive Chairman of the Board of Directors and remains an employee of the Company with no change to his existing compensation arrangements as he will continue to provide strategic oversight and support to the Company’s executive leadership.

Agreement with Quenton Petersen

On March 1, 2025, the Company appointed Quenton Petersen as the Vice President. In connection with this appointment, the Company entered into an employment agreement with Mr. Petersen (the “Petersen Agreement”). Pursuant to the Petersen Agreement, Mr. Petersen served as the Company’s Vice President on an at-will basis. The Petersen Agreement provides Mr. Petersen with the following compensation: (i) an annualized base salary of $150,000 USD, (ii) eligibility to receive equity grants under the Company’s equity plan, (iii) eligibility to receive commissions based on a schedule to be agreed between Mr. Petersen and the Company, (iv) eligibility to receive an annual bonus that the Company may award in its sole and absolute discretion, and (v) eligibility for any fringe benefits offered by the Company on the same terms and conditions as other employees.

On April 14, 2026, the Company appointed Quenton Petersen as the Company’s Chief Executive Officer. In connection with his appointment as Chief Executive Officer there are no new or amended compensatory arrangements with Mr. Petersen. The Board or its compensation committee may from time to time consider discretionary performance-based or milestone-based bonus awards for Mr. Petersen in accordance with the Company’s compensation practices, however, no such awards have been approved in connection with his appointment at this time.

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Agreement with Crystal Mingqiu Xu

We entered into an offer letter, effective March 2, 2026, with Ms. Crystal Mingqiu Xu, our current Chief Financial Officer. The agreement provides for at-will employment, an annual base salary of $100,000, and a discretionary annual bonus opportunity. In addition, Ms. Xu is eligible to receive a grant of Company stock under the Incentive Plan.

Agreement with Dr. Yunhao Chen

We had entered into an employment agreement, effective June 1, 2023, with Dr. Yunhao Chen, our then Chief Financial Officer. The agreement provided for at-will employment, an annual base salary of $200,000, and a discretionary annual bonus opportunity. The CFO’s total compensation also included a grant of Company stock under the Incentive Plan.

Under the CFO employment agreement, Dr. Chen agreed to customary confidentiality and intellectual property assignment provisions and, during the employment term and for a period of 12 months following termination of the CFO employment agreement, to refrain from (i) soliciting the Company’s employees or independent contractors or (ii) competing against the Company’s business. Dr. Chen also agreed to a non-disparagement restriction. The Company agreed to customary indemnification provisions and to provide directors and officers liability insurance coverage during Dr. Chen’s employment and for a six-year term thereafter. Dr. Yunhao Chen voluntarily resigned as CFO on January 16, 2026, with no disagreements reported regarding Company operations.

Agreement with Michael Smith

We had entered into an employment agreement, effective June 1, 2023, with Mr. Michael Smith. The agreement provided for at-will employment, an annual base salary of $250,000, and a discretionary annual bonus opportunity. His total compensation also includes a grant of Company stock under the Incentive Plan.

Under the VP employment agreement, Mr. Smith had agreed to customary confidentiality and intellectual property assignment provisions and, during his employment term and for a period of 24 months following termination of the VP employment agreement, to refrain from (i) soliciting the Company’s employees or independent contractors or (ii) competing against the Company’s business. Mr. Smith has also agreed to a non-disparagement restriction. The Company agreed to customary indemnification provisions and to provide directors and officers liability insurance coverage during Mr. Smith’s employment and for a six-year term thereafter.

Equity Incentive Plan

The Incentive Plan is intended to provide for awards to attract, motivate, retain, and reward selected key employees and other eligible persons, including our named executive officers.

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Number of Shares

Four million shares of our common stock are reserved for grant or issuance under the Incentive Plan. Shares issuable under the Incentive Plan may be authorized, but unissued, or reacquired shares. Up to four million shares of our common stock may be issued upon the exercise of incentive stock options.

The number of shares available for issuance under the Incentive Plan also includes an automatic annual increase, or the evergreen feature, on the first day of each calendar year, beginning January 1, 2025 and continuing until (and including) January 1, 2034, equal to the lesser of:

●	a number of shares equal to 3% of the aggregate number of shares of our common stock issued and outstanding as of December 31 of the immediately preceding calendar year; or

●	such number of shares of our common stock as the plan administrator may determine.

Any shares of our common stock that are represented by awards under the Incentive Plan that are forfeited, expire, or are cancelled or settled in cash without delivery of shares, or that are forfeited back to us or reacquired by us after delivery for any reason, or that are tendered to us or withheld to pay the exercise price or related tax withholding obligations in connection with any award under the Incentive Plan, will again be available for awards under the Incentive Plan. Only shares of our common stock actually issued under the Incentive Plan will reduce the share reserve.

Annual Limitation on Awards to Non-Employee Directors

The Incentive Plan contains a limitation whereby the value of all awards under the Incentive Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $300,000 for the first calendar year a non-employee director is initially appointed to the Board, and $100,000 in any other calendar year.

Administration

The Incentive Plan is administered by our Compensation Committee or such other similar committee pursuant to the terms of the Incentive Plan. The plan administrator, which initially is our Compensation Committee, has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Incentive Plan. The plan administrator may delegate to one or more of our officers the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility

Persons eligible to participate in the Incentive Plan are employees, non-employee directors, and consultants of the Company and its subsidiaries as selected from time to time by the plan administrator in its discretion.

Types of Awards

The Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other-stock based awards, or collectively, awards.

Stock Options. The Incentive Plan permits the granting of both options to purchase shares of our Common Stock intended to qualify as incentive stock options under Section 422 of the Code (“ISOs”) and options that do not so qualify (nonqualified stock options or “NSOs”). Options granted under the Incentive Plan are NSOs if they fail to qualify as ISOs or exceed the annual limit on ISOs. ISOs may only be granted to employees of the Company and its subsidiaries. NSOs may be granted to any persons eligible to receive awards under the Incentive Plan.

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The option exercise price of each option will be determined by the plan administrator. The exercise price for an ISO may not be less than 100% of the fair market value of the Company’s common stock on the date of grant or, in the case of an ISO granted to a 10% stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten (10) years from the date of grant (or five years for an ISO granted to a 10% stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of options, the option exercise price must be paid in full either in cash, check, or, with approval of the plan administrator, by delivery (or attestation to the ownership) of shares of our Common Stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit NSOs to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights. The plan administrator may award stock appreciation rights (“SARs”) subject to such conditions and restrictions as it may determine. SARs entitle the recipient to shares of Common Stock, or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the plan administrator. The term of each SAR will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each SAR may be exercised, including the ability to accelerate the vesting of such SARs.

Restricted Stock. A restricted stock award is an award of Common Stock that vests in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units. Restricted stock units (“RSUs”) are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of RSUs are made, the number of RSUs to be awarded, the time or times within which awards of RSUs may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the RSUs. The value of the RSUs may be paid in shares of Common Stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.

The holders of RSUs will have no voting rights. Prior to settlement or forfeiture, RSUs awarded under the Incentive Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of Common Stock while each RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, Common Stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they are payable.

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Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Incentive Plan and/or cash awards made outside of the Incentive Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Tax Withholding

Participants in the Incentive Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares of Common Stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or its subsidiaries in an amount that would satisfy the withholding amount due.

Transferability of Awards

Unless determined otherwise by the plan administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant. If the plan administrator makes an award transferable, such award will contain such additional terms and conditions as the plan administrator deems appropriate.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting the Company’s Common Stock, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the Incentive Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of shares covered by outstanding awards made under the Incentive Plan.

Change in Control

In the event of any proposed change in control (as defined in the Incentive Plan), the plan administrator will take any action as it deems appropriate, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards; (iv) accelerated vesting of the award, with all performance objectives and other vesting criteria deemed achieved at targeted levels, and a limited period during which to exercise the award prior to closing of the change in control, or (v) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise price).

Amendment and Termination

The Board may amend or terminate the Incentive Plan at any time. Any such termination will not affect outstanding awards. No amendment, alteration, suspension, or termination of the Incentive Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares available for issuance under the Incentive Plan and (ii) to change the persons or class of persons eligible to receive awards under the Incentive Plan.

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Term of Plan

The Incentive Plan was adopted by the Board on March 25, 2024 and will remain in effect for ten years from that date, unless it is terminated earlier by the Board. The Incentive Plan was amended by Amendment No. 1, which was adopted by the Board on March 17, 2025 and approved by the stockholders on April 23, 2025.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2025.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options						Equity Incentive Plan
Name	(#) Exercisable	(#) Un-exercisable	Option Exercise Price ($)(1)	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested ($) (2)	Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested
David Shan	-	46,860	$4.27	May 21, 2029	-	-	-
	-	103,140	$4.00	May 21, 2034	-	-	-
Dr. Yunhao Chen*	-	50,000	$4.00	May 21, 2029	-	-	-
	-	50,000	$4.00	May 21, 2034	-	-	-
Michael Smith	-	50,000	$4.00	May 21, 2029	-	-	-
	-	50,000	$4.00	May 21, 2034	-	-	-

*	Effective January 16, 2026, Dr. Yunhao Chen resigned as Chief Financial Officer and director.
(1)	Weighted Average Exercise Price.
(2)	Measured at closing stock price on December 31, 2025.

Clawback Policy

On March 25, 2024, the Board adopted a clawback policy which provides for the recovery of certain executive compensation in the event of an accounting restatement resulting from material non-compliance with financial reporting requirements under the federal securities laws. Since the adoption of this policy, there have been no accounting restatements, nor is there any compensation to be recovered.

Emerging Growth Company Status

We are an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company we will be exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our chief executive officer to the median of the annual total compensation of all of our employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the fiscal years ended December 31, 2025 and 2024.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, or earn any benefits under, a non-qualified deferred compensation plan sponsored by us during the fiscal years ended December 31, 2025 and 2024.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION AS SET FORTH ABOVE UNDER THIS PROPOSAL 3.

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PROPOSAL 4:
ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to the Exchange Act, stockholders are entitled to vote, on a non-binding, advisory basis, for their preference as to how frequently the Company should seek future advisory votes on the compensation of our named executive officers, as disclosed in accordance with the compensation disclosure rules of the SEC.

By voting with respect to this Proposal 4, stockholders may indicate whether they prefer that the Company conduct future advisory votes on executive compensation every one, two, or three years. Stockholders may also, if they wish, abstain from casting a vote on this proposal.

The Board has determined that an advisory vote on executive compensation every year will allow stockholders to provide timely and direct input on the Company’s executive compensation policies and practices as disclosed in the proxy statement each year. The Board believes that an annual vote on executive compensation is therefore consistent with the Company’s efforts to engage in an ongoing dialogue with stockholders regarding executive compensation and corporate governance matters.

Although this advisory resolution is non-binding, the Board values input from stockholders on our executive compensation program. Our Compensation Committee will review and consider the voting results for this proposal in making future decisions concerning our executive compensation program.

The proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers will be approved if a majority of the votes cast by stockholders present in person or represented by proxy at the 2026 Annual Meeting and entitled to vote thereon vote in favor of the Board’s recommendation to have an advisory vote on executive compensation every year. If the holders of a majority of the votes cast do not approve the Board’s recommendation to have an advisory vote on executive compensation every year, then the option receiving the highest number of votes will be deemed the frequency selected by the stockholders. In such case, the Board may decide that it is in the best interests of stockholders and the Company to have an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF ONE YEAR AS THE PERFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION AS SET FORTH ABOVE UNDER THIS PROPOSAL 4.

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OTHER BUSINESS

As of the date of this proxy statement, our management has no knowledge of any business that may be presented for consideration at the 2026 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2026 Annual Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the proxy holders.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (877) 881-6376, or send a written request to Massimo Group, 3101 W Miller Road, Garland, Texas 75041, Attention: Chief Executive Officer. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2027 annual meeting, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at Massimo Group, Attention: Corporate Secretary, 3101 W Miller Road, Garland, Texas 75041. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2027 annual meeting proxy statement and form of proxy, a proposal must be received by our Corporate Secretary on or before February 26, 2027. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Bylaws permit stockholders to nominate directors and present other business for consideration at our 2027 annual meeting. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2027, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting of stockholders. Therefore, to be presented at our 2027 annual meeting, such a proposal must be received on or after January 27, 2027, but not later than February 26, 2027. In the event that the date of the 2027 annual meeting is called for a date not within 25 days before or after the first anniversary date of our 2026 annual meeting of stockholders, such notice by the stockholder must be so received by the Board no later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

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SCAN TO
VIEW MATERIALS & VOTE

MASSIMO GROUP
3101 W MILLER ROAD
GARLAND, TEXAS 75041

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96741-P52517 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MASSIMO GROUP

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Against**	**Abstain**
1a. David Shan	☐	☐	☐
1b. Paolo Pietrogrande	☐	☐	☐
1c. Ting Zhu	☐	☐	☐
1d. Mark Sheffield	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. Frequency of the Company's future advisory votes on executive compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V96742-P52517

MASSIMO GROUP
ANNUAL MEETING OF STOCKHOLDERS
MAY 27, 2026, 10:00 AM EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) David Shan as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of MASSIMO GROUP that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Eastern Time, on May 27, 2026, virtually at www.virtualshareholdermeeting.com/MAMO2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side